EXHIBIT 10.39
CONFIDENTIAL SEVERANCE AND GENERAL RELEASE AGREEMENT
THIS CONFIDENTIAL SEVERANCE AND GENERAL RELEASE AGREEMENT (this “Agreement”) is entered into as of the last date set forth on the signature page hereto, and is made effective as of August 21, 2009 (the “Effective Date”), by and between Thomas O. Morton (“Employee”) and Mindspeed Technologies, Inc., a Delaware corporation (“Mindspeed”).
RECITALS
WHEREAS, Employee is currently employed by Mindspeed as Senior Vice President, Human Resources;
WHEREAS, Employee and Mindspeed wish to arrange for Employee’s separation from employment with Mindspeed on mutually agreeable terms and conditions as set forth in this Agreement;
ACCORDINGLY, the parties agree as follows:
1. Termination. Employee will cease active full-time employment with Mindspeed on the Effective Date. Following the completion of the Salary Continuation Period (as defined in Paragraph 3 below) and the Unpaid LOA Period (as defined in Paragraph 3 below), and effective immediately upon the close of business on the Termination Date (as defined in Paragraph 4 below), Employee and Mindspeed will terminate their employment relationship altogether. Employee and Mindspeed expressly acknowledge and agree that, although the termination of Employee’s employment will not take ultimate effect until the Termination Date, the final decision to terminate such employment has already been made and communicated as of the date of execution of this Agreement. Employee acknowledges and agrees that he has no expectation of active employment with Mindspeed beyond the Effective Date, or of any employment relationship with Mindspeed beyond the Termination Date, and that he will not apply for, seek or accept any employment relationship with Mindspeed other than what is expressly agreed to in this Agreement.
2. Resignation. Employee hereby resigns his position as an officer of Mindspeed and as a director or officer in each of Mindspeed’s subsidiaries for which he holds an office or offices, such resignation to be effective upon the Effective Date.

3. Settlement Sum. In consideration of Employee’s representations and releases in this Agreement, Mindspeed will provide Employee with salary continuation pay at Employee’s current salary level of $4,230.769 per week (less applicable withholdings) for a period of twelve (12) months beginning on August 22, 2009 and continuing through August 21, 2010 (the “Salary Continuation Period”). The salary continuation payments will be made in accordance with Mindspeed’s bi-weekly payroll schedule. Employee will not accrue additional vacation hours after the Effective Date. During the Salary Continuation Period, Mindspeed will continue to (a) pay the premiums for Employee’s coverage under Mindspeed’s group medical, dental, and vision insurance plans, which coverage may be provided under COBRA at Mindspeed’s election, subject to Employee’s payment of any employee contributions that would have applied if Employee had remained an officer of Mindspeed; and (b) pay the costs of Employee’s annual executive physical examination, health club membership, two (2) airline clubs, and financial counseling benefits, to the same extent as if Employee had remained an officer of Mindspeed during such period. Employee’s coverage under Mindspeed’s life, long-term disability, group personal excess liability and any supplemental insurance plans and Employee’s participation in Mindspeed’s 401(k) plan end on the Effective Date. Following the conclusion of the Salary Continuation Period, Employee will be paid all accrued but unused vacation in a lump sum and placed on unpaid leave for a period of twelve (12) months beginning on August 22, 2010 and continuing through August 21, 2011 (the “Unpaid LOA Period”), during which time he will not accrue further pay, vacation or other compensation. During the Unpaid LOA Period, Mindspeed will continue to (a) pay the premiums for Employee’s continued coverage under Mindspeed’s group medical, dental, and vision insurance plans, which coverage may be provided under COBRA at Mindspeed’s election subject to Employee’s payment of any employee contributions that would have applied if Employee had remained an officer of Mindspeed; and (b) pay the costs of Employee’s annual executive physical, health club membership, two (2) airline clubs, and financial counseling benefits to the same extent as if Employee had remained an officer of Mindspeed during such period. Additionally, Mindspeed will provide Employee with outplacement assistance for a period of six (6) months following the Effective Date at Mindspeed’s expense through Right Management Consultants, or a similar firm, at the selected firm’s office location. Employee will retain his Mindspeed provided BlackBerry mobile device and laptop computer and associated licensed Microsoft software. The foregoing payments and benefits will be referred to collectively as the “Settlement Sum,” and the parties hereto agree that the Settlement Sum provides Employee with full recompense for any and all claims for lost or unpaid wages, benefits, damages, interest and any other claim related to Employee’s employment or to the separation of such employment.
4. Stock Plans. Upon the termination of Employee’s employment from Mindspeed at the close of business on the last day of the Unpaid LOA Period (the “Termination Date”), all stock options for Mindspeed stock that have been granted to Employee under any of Mindspeed’s or any other company’s stock plans and which are not vested as of the Termination Date, shall immediately expire and shall not be exercisable under any circumstances. Any such options that are vested as of the Termination Date shall be exercisable for the period of time specified in the terms of the option following the Termination Date and shall expire and shall not be exercisable at the end of such period if they are not exercised within such period. All unearned restricted stock as of the Termination Date, together with any dividends thereon, shall be forfeited, and Employee shall have no further rights of any kind or nature with respect thereto. Employee’s Mindspeed stock option and restricted stock awards outstanding as of the Effective Date are detailed in the attached Schedule A.

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5. No Section 16 Reporting. Employee understands and agrees that, as of the Effective Date, Employee shall no longer be a Section 16 officer of Mindspeed and all such reporting by Mindspeed on Employee’s behalf shall cease.
6. Mindspeed Proprietary Information. Employee represents, understands and agrees that he is subject to that certain Employment Agreement, dated August 19, 2009, with Mindspeed, as successor in interests to Conexant Systems, Inc., regarding Mindspeed’s proprietary information, and that the provisions which survive his employment are enforceable and remain in full force and effect. Employee represents, as a material inducement to Mindspeed to enter into this Agreement, that he has not and will not disclose, use or misappropriate any confidential, proprietary or trade secret information of Mindspeed to the press, customers, analysts, investors or competitors. This representation includes, but is not limited to, product roadmaps, customer lists, design wins and employee lists. Mindspeed acknowledges that Employee’s employment with any of its competitors, in and of itself, will not constitute disclosure. Mindspeed further acknowledges that the act of meeting with a Mindspeed customer, in and of itself, will not constitute disclosure, use or misappropriation of Mindspeed proprietary information.
7. Termination of Agreement. That certain change of control Employment Agreement, dated as of December 15, 2008 by and between Mindspeed and Employee, shall be terminated, and no longer in effect as of the Effective Date.
8. Non-Solicit. Employee acknowledges that, because of his position at Mindspeed, he has access to Mindspeed’s business strategies, information regarding customers and employees, and other valuable proprietary information and trade secrets, and that misuse or disclosure of such proprietary information and trade secrets would be extremely difficult to detect or prove. Accordingly, Employee agrees that the following restrictions are necessary to protect Mindspeed’s trade secrets. Employee agrees that, during the Salary Continuation Period, the Unpaid LOA and for a period of twelve (12) months after the Termination Date, Employee shall not directly or indirectly solicit, induce, recruit or encourage any person employed by Mindspeed to terminate his or her employment.
9. No Further Claims. Employee agrees that he is not entitled to receive, and will not claim, any additional right, benefit, payment or compensation, including but not limited to, any claim for wages, benefits, damages, interest, attorneys fees and costs, other than what is expressly set forth in Paragraph 3 above, and hereby expressly waives any right to additional rights, benefits, payments or compensation. Employee further acknowledges that Mindspeed makes this Agreement without any admission of liability, and agrees, to the extent permissible by law, that he will not defame, disparage or make false or deceptive allegations

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against Mindspeed, whether to the press, employees, customers, investors or otherwise. Any breach by Employee of this Paragraph 9 shall constitute cause for termination, and Employee agrees that his employment shall be terminated immediately upon such breach. In the case of such termination, Employee shall not receive any unpaid remainder of the Settlement Sum (including the benefits described as part of the Settlement Sum in Paragraph 3 above). Such termination shall also be the equivalent of the “Termination Date” for purposes of Paragraph 4 above. For their part, the specific Mindspeed executives aware of this Agreement, Raouf Y. Halim and Bret W. Johnsen, agree not to defame, disparage or make false or deceptive allegations against Employee, whether to the press, employees, customers, investors or otherwise, or furthermore to knowingly allow other Mindspeed employees to defame or disparage Employee. Employee should direct all prospective employment inquiries or requests for employment references to either Mr. Halim or Mr. Johnsen.
10. Release. In exchange for the Settlement Sum, Employee agrees to, and by signing this Agreement does, waive and release all claims (known and unknown) which he might otherwise have had against Mindspeed and each of its past and present employees, officers, directors, agents, representatives, attorneys, insurers, related entities, assigns, successors, and predecessors of Mindspeed, and all persons acting by, through, under or in concert with any of them (collectively, the “Releasees”), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including back wages, and attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, including, but not limited to, rights arising out of alleged violations of any contract, express or implied (including but not limited to any contract of employment, partnership, independent contractor, fiduciary, special or confidential relationship); any covenant of good faith and fair dealing (express or implied); any tort, including fraud and deceit, negligent misrepresentation, promise without intent to perform, conversion, breach of fiduciary duty, defamation, libel, slander, invasion of privacy, negligence, intentional or negligent infliction of emotional distress, malicious prosecution, abuse of process, intentional or negligent interference with prospective economic advantage and conspiracy; any “wrongful discharge” and “constructive discharge” claims; any claims relating to any breach of public policy; any violations or breaches of corporate by-laws; any legal restrictions on Mindspeed’s right to terminate employees or take other employment actions; or any federal, state, local, municipal or other governmental statute, regulation or ordinance, including, without limitation, Title VII of the Civil Rights Act of 1964, the California Fair Employment and Housing Act, the Americans with Disabilities Act, and the Age Discrimination in Employment Act (collectively “Claim” or “Claims”) arising prior to the execution of this Agreement. This Agreement does not waive (and the definition of “Claims” does not include) claims for workers’ compensation or unemployment insurance, claims for reimbursement under Labor Code Section 2802 or claims that may not be waived as a matter of state or federal law. In addition, this Agreement does not limit Employee’s right to file a charge or complaint with any state or federal agency or to participate or cooperate in such a matter, although Employee waives and relinquishes all rights to any monetary relief related to any such matter.

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11. Waiver. Employee expressly waives and relinquishes all rights and benefits afforded by Section 1542 of the Civil Code of the State of California, and does so understanding and acknowledging the significance of such specific waiver of Section 1542. Section 1542 of the Civil Code of the State of California states as follows:
“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”
Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of all Releasees, Employee expressly acknowledges that this Agreement is intended to include in its effect, without limitation, all Claims which Employee does not know or suspect to exist in his favor against the Releasees, or any of them, at the time of execution hereof, and that this Agreement contemplates the extinguishment of any such Claim or Claims. If Employee hereafter institutes any legal action against the Releasees, and each of them (except to enforce the specific provisions of this Agreement or for any future cause of action unrelated to Employee’s employment with Mindspeed or its predecessor companies), Mindspeed shall be entitled to payment from Employee of all costs, expenses and attorney’s fees incurred as a result of such legal action.
12. No Other Promises. This Agreement contains all of the terms, promises, representations and understandings made between the parties. Employee agrees that no promises, representations or inducements have been made to him which caused him to sign this Agreement other than those which are expressly set forth above herein.
13. Confidentiality. Employee represents and agrees that, with the exception of any civil judicial action where disclosure of this Agreement is ordered by the court, or where disclosure is compelled by law or government audit, he has and will keep the nature, terms and existence of this Agreement and the Settlement Sum strictly confidential, and that he has not and will not disclose, discuss or reveal any information concerning the nature, terms and existence of this Agreement and the Settlement Sum to any other person, entity or organization, except that Employee may disclose this information to his legal counsel, spouse and professional accountant. Employee is to advise Mindspeed of any request or demand for disclosure in any civil judicial action immediately upon learning of it so Mindspeed will be afforded a full opportunity to intervene, to object and to take any other action necessary to protect the confidentiality of this Agreement and the Settlement Sum. Employee acknowledges and agrees that Mindspeed is permitted to disclose this Agreement and the Settlement Sum in order to comply with any Securities and Exchange Commission or stock exchange disclosure requirements.

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14. Representations. Employee acknowledges that he has been advised to carefully consider all of the provisions in this Agreement before signing it. Employee represents, acknowledges and agrees that he has fully discussed all aspects of this Agreement with his attorneys to the full extent he so desired; that Employee has carefully read and fully understands all of the provisions of this Agreement; that Employee has taken as much time as he needs for full consideration of this Agreement; that Employee fully understands that this Agreement releases all of his claims, both known and unknown, against the Releasees; that Employee is voluntarily entering into this Agreement; and that Employee has the capacity to enter into this Agreement.
15. Age Discrimination. Employee understands that he has a period of twenty-one (21) days to review and consider his release of his claims of age discrimination under the Age Discrimination in Employment Act (“ADEA”) before signing this Agreement. Employee further understands that he may use as much or as little of this twenty-one (21) day period as he wishes to prior to signing this Agreement. Employee also understands that after he signs this Agreement he is given seven (7) days within which to revoke the portion of this Agreement releasing his claims under the ADEA and Mindspeed encourages Employee to seek the advice of counsel concerning his revocation rights. Such revocation, to be valid, must be in writing and received by Mindspeed within the seven (7) day revocation period.
16. No Other Representations. Employee represents and acknowledges that in executing this Agreement, he does not rely and has not relied upon any representation or statement not set forth in this Agreement made by Mindspeed, the Releasees, or by any of their agents, representatives or attorneys with regard to the subject matter, basis or effect of this Agreement.
17. No Admission of Liability. This Agreement shall not in any way be construed as an admission by Mindspeed that it has acted wrongfully with respect to Employee or any other person, or that Employee or any other person has any rights whatsoever against Mindspeed. Mindspeed specifically disclaims any liability to or wrongful acts against Employee or any other person, on the part of itself, its agents or its employees, past or present.
18. Cooperation. Employee acknowledges that he presently possesses information regarding the current status and anticipated activity relating to Human Resources matters and projects upon which Employee has been working, including but not limited to board and proxy statement matters. Employee agrees that he will cooperate fully with Mindspeed to transition such information and matters in a thoughtful and professional manner. Employee agrees that such cooperation will include making himself available on a mutually reasonably convenient schedule for consultation by Mindspeed regarding Human Resources matters, and, upon request by Mindspeed, providing truthful declarations, statements, depositions, or other testimony in connection with such matters.

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19. Compliance with Laws. Employee represents that he has fulfilled his ethical, legal and professional responsibilities to Mindspeed, that he has not at any time known or been complicit in any financial reporting certification or board action taken in anything other than the best interest of Mindspeed stockholders, and that he is not aware of any liabilities, obligations, noncompliance with legal requirements (including, but not limited to, noncompliance with The Sarbanes-Oxley Act or any applicable securities regulations) or exposure of any kind on the part of Mindspeed that he has not, as of the date of this Agreement, brought to the attention of Mindspeed.
20. Severability. The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other sections shall remain fully valid and enforceable. This Agreement shall survive the termination of any arrangements contained herein.
21. Governing Law. This Agreement is made and entered into in the State of California, and shall in all respects be interpreted, enforced and governed by and under the laws of the State of California.
22. Entire Agreement. This Agreement sets forth the entire agreement between the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter of this Agreement. This Agreement may not be modified, waived, rescinded or amended in any manner, except by a writing executed by all parties to this Agreement which clearly and specifically modifies, waives, rescinds or amends this Agreement. This Agreement is intended to comply with the provisions of Internal Revenue Code Section 409A (“Code Section 409A”) and, accordingly, the parties agree to amend this Agreement in good faith to the extent necessary to make this Agreement comply with Code Section 409A; provided, however, that Mindspeed makes no representation that the amounts payable under this Agreement will comply with Code Section 409A and makes no undertaking to prevent Code Section 409A from applying to the amounts payable under this Agreement or to mitigate its effects on any payments made under this Agreement.
23. Successors and Assigns. This Agreement shall be binding upon Employee and upon his respective heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of Mindspeed and the other Releasees and their related entities. This Agreement shall be binding on any successor entity to Mindspeed.
24. No Assignment of Claims. Employee represents and warrants that he has not heretofore assigned or otherwise transferred or subrogated, or purported to assign, transfer or subrogate, to any person or entity, any Claim or portion thereof, or interest therein he may have against the Releasees, and he agrees to indemnify, defend and hold the Releasees harmless from and against any and all liability, loss, demands, claims, damages, costs, expenses or attorneys’ fees incurred by the Releasees as the result of any person or entity asserting any such right, assignment, transfer or subrogation.

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25. Execution in Counterparts. This Agreement may be executed in one or more counterparts, any one of which shall be deemed to be the original even if the others are not produced.
26. Joint Preparation of this Agreement. Each party has had the opportunity to revise, comment upon and redraft this Agreement. Accordingly, it is agreed that no rule of construction shall apply against any party or in favor of any party. This Agreement shall be construed as if the parties jointly prepared this Agreement, and any uncertainty or ambiguity shall not be interpreted against any one party and in favor of the other.
27. Further Actions. The parties hereto, without further consideration, shall execute and deliver such other documents and take such other actions as may be necessary to achieve the objectives of this Agreement. Employee further agrees to cooperate fully in the transition of matters under his responsibility, and to make himself reasonably available, as necessary, to answer questions or assist in such transitions.
PLEASE READ CAREFULLY. THIS CONFIDENTIAL SEVERANCE AND GENERAL RELEASE AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

Dated: August 21, 2009	By:	/s/ Thomas O. Morton
Thomas O. Morton

MINDSPEED TECHNOLOGIES, INC.
Dated: August 26, 2009	By:	/s/ Raouf Y. Halim
Raouf Y. Halim
Chief Executive Officer

8

SCHEDULE A
See attached.

9

Optionee Detail Report
08/20/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID

Grant	Expiry	Options	Grant				Options	Shares
Date	Date	Granted	Price				Outstanding	Exercisable
				Exercise	Options	Exercise
				Date — Type	Exercised	Price
									Vesting	Shares
									Date	Vested
											Cancel	Shares
											Date — Type	Cancelled
MORTON, THOMAS O.
554728515 / 400165 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000008471 / 2003-21
01/04/1999	01/04/2009	2,817	$9.473				0	0
											01/04/2009 — C	2,817
SO / ISO / MSPOP / MINDSPEED STOCK OPTION PL / 0000008472 / 2003-22
01/04/1999	01/03/2009	757	$9.473				0	0
											01/03/2009 — C	757
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000028733 / 2003-27
10/27/2000	10/27/2008	296	$22.0295				0	0
											10/27/2008 — C	296
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000033472 / 2003-50
03/30/2001	03/30/2009	2,472	$9.001				0	0
											03/30/2009 — C	2,472
Fidelity Stock Plan Services LLC

Optionee Detail Report
08/20/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID

Grant	Expiry	Options	Grant				Options	Shares
Date	Date	Granted	Price				Outstanding	Exercisable
				Exercise	Options	Exercise
				Date — Type	Exercised	Price
									Vesting	Shares
									Date	Vested
											Cancel	Shares
											Date — Type	Cancelled
MORTON, THOMAS O.
554728515 / 400165 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000016046 / 2003-27
04/03/2002	4/03/2010	1,287	$11.793				0	0
											05/15/2009 — C	1,287
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0000022654 / 2003-27
04/03/2002	04/03/2010	965	$11.793				0	0
											05/15/2009 — C	965
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 25842230 / 2003-27
11/05/2002	11/05/2010	1,072	$5.015				0	0
											05/15/2009 — C	268
											05/15/2009 — C	268
											05/15/2009 — C	268
											05/15/2009 — C	268
Fidelity Stock Plan Services LLC

Optionee Detail Report 08/20/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID

Grant	Expiry	Options	Grant				Options	Shares
Date	Date	Granted	Price				Outstanding	Exercisable
				Exercise	Options	Exercise
				Date — Type	Exercised	Price
									Vesting	Shares
									Date	Vested
											Cancel	Shares
											Date - Type	Cancelled
MORTON, THOMAS O.
554728515 / 400165 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 9859000244 / 2003LT-70
08/15/2003	08/15/2011	4,900	$13.25				0	0
											05/15/2009 — C	1,225
											05/15/2009 — C	1,225
											05/15/2009 — C	1,225
											05/15/2009 — C	1,225
Fidelity Stock Plan Services LLC

Optionee Detail Report
08/20/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID

Grant	Expiry	Options	Grant				Options	Shares
Date	Date	Granted	Price				Outstanding	Exercisable
				Exercise	Options	Exercise
				Date — Type	Exercised	Price
									Vesting	Shares
									Date	Vested
											Cancel	Shares
											Date — Type	Cancelled
MORTON, THOMAS O.
554728515 / 400165 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / FLD0000288 / 2003LT-70
07/30/2004	07/30/2012	2,500	$16.15				0	0
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	53
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
											05/15/2009 - C	52
Fidelity Stock Plan Services LLC

Optionee Detail Report
08/20/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # I Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID

Grant	Expiry	Options	Grant					Options	Shares
Date	Date	Granted	Price					Outstanding	Exercisable
					Exercise	Options	Exercise
					Date — Type	Exercised	Price
										Vesting	Shares
										Date	Vested
												Cancel	Shares
												Date — Type	Cancelled
MORTON, THOMAS 0.
554728515 / 400165 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /
												05/15/2009 - C	52
												05/15/2009 - C	52
												05/15/2009 - C	627
												05/15/2009 - C	52
												05/15/2009 - C	52
												05/15/2009 - C	52
												05/15/2009 - C	52
												05/15/2009 - C	52
												05/15/2009 - C	52
												05/15/2009 - C	52
												05/15/2009 - C	52
												05/15/2009 - C	52
												05/15/2009 - C	52
												05/15/2009 - C	52
												05/15/2009 - C	52
												05/15/2009 - C	52
												05/15/2009 - C	52
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0504200000212 / 2003LT-70
01/28/2005	01/28/2013	3,000		$11.40					0		0
												05/15/2009 - C	1,500
												05/15/2009 - C	1,500
Fidelity Stock Plan Services LLC

Optionee Detail Report
08/20/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID

Grant	Expiry	Options	Grant				Options	Shares
Date	Date	Granted	Price				Outstanding	Exercisable
				Exercise	Options	Exercise
				Date — Type	Exercised	Price
									Vesting	Shares
									Date	Vested
											Cancel	Shares
											Date — Type	Cancelled
MORTON, THOMAS O.
554728515 / 400165 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0705100000182 / 2003LT-70
02/02/2007	02/02/2015	2,500	$10.95				0	0
											05/15/2009 - C	313
											05/15/2009 - C	312
											05/15/2009 - C	313
											05/15/2009 - C	312
											05/15/2009 - F	313
											05/15/2009 - F	312
											05/15/2009 - C	312
											05/15/2009 - F	313
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0727800000001 / 2003LT-70
10/02/2007	10/02/2015	5,000	$8.55				5,000	1,250
									10/02/2009	1,250
									10/02/2010	1,250
									10/02/2011	1,250
Fidelity Stock Plan Services LLC

Optionee Detail Report
08/20/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID

Grant	Expiry	Options	Grant				Options	Shares
Date	Date	Granted	Price				Outstanding	Exercisable
				Exercise	Options	Exercise
				Date — Type	Exercised	Price
									Vesting	Shares
									Date	Vested
											Cancel	Shares
											Date — Type	Cancelled
MORTON, THOMAS O.
554728515 / 400165 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0915400000178 /2003LT-70
04/30/2009	04/30/2017	20,000	$2.12				20,000	0
									04/30/2010	6,666
									07/30/2010	1,666
									10/30/2010	1,667
									01/30/2011	1,667
									04/30/2011	1,667
									07/30/2011	1,666
									10/30/2011	1,667
									01/30/2012	1,667
									04/30/2012	1,667
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0915300000650 /2003-27
05/15/2009	04/03/2010	275	$1.70				275	0
									11/15/2009	275
Fidelity Stock Plan Services LLC

Optionee Detail Report
08/20/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID

Grant	Expiry	Options	Grant				Options	Shares
Date	Date	Granted	Price				Outstanding	Exercisable
				Exercise	Options	Exercise
				Date — Type	Exercised	Price
									Vesting	Shares
									Date	Vested
											Cancel	Shares
											Date — Type	Cancelled
MORTON, THOMAS O.
554728515 / 400165 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0915300000651 / 2003-27
05/15/2009	04/03/2010	367	$1.70				367	0
									11/15/2009	367
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0915300000652 / 2003-27
05/15/2009	11/05/2010	389	$1.70				389	0
									05/15/2010	389
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0915300000653 / 2003LT-70
05/15/2009	08/15/2011	1,088	$1.70				1,088	0
									05/15/2010	544
									05/15/2011	544
Fidelity Stock Plan Services LLC

Optionee Detail Report
08/20/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name
Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date
Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID/ Product ID

Grant	Expiry	Options	Grant				Options	Shares
Date	Date	Granted	Price				Outstanding	Exercisable
				Exercise	Options	Exercise
				Date — Type	Exercised	Price
									Vesting	Shares
									Date	Vested
											Cancel	Shares
											Date — Type	Cancelled
MORTON, THOMAS O.
554728515 / 400165 / Active / 645 / Domestic / / Section 16:Yes / Insider: Yes / /
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0915300000654 /2003LT-70
05/15/2009	07/30/2012	666	$1.70				666	0
									05/15/2010	222
									05/15/2011	222
									05/15/2012	222
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0915300000655 / 2003LT-70
05/15/2009	01/28/2013	857	$1.70				857	0
									05/15/2010	285
									05/15/2011	286
									05/15/2012	286
SO / NQ / MSPOP / MINDSPEED STOCK OPTION PL / 0915300000656 / 2003LT-70
05/15/2009	02/02/2015	1,250	$1.70				1,250	0
									05/15/2010	416
									05/15/2011	417
									05/15/2012	417
Fidelity Stock Plan Services LLC

Optionee Detail Report
08/20/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name

Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date

Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID / Product ID

Grant	Expiry	Options	Grant				Options	Shares
Date	Date	Granted	Price				Outstanding	Exercisable
				Exercise	Options	Exercise
				Date — Type	Exercised	Price
									Vesting	Shares
									Date	Vested
											Cancel	Shares
											Date — Type	Cancelled
MORTON, THOMAS 0.
554728515 / 400165 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /
RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0529000000009 / 2003RS-75
10/07/2005	11/10/2006	2,500	$0.00				0	0
RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0529000000470 / 2003RS-76
10/07/2005	08/08/2007	833	$0.00				0	0
RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0604100000213 / 2003RS-74
01/31/2006	01/31/2010	1,670	$0.00				209	0
									10/31/2009	104
									01/31/2010	105
RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0635300000034 / 2003RS-74
11/16/2006		2,500	$0.00				0	0
Fidelity Stock Plan Services LLC

Optionee Detail Report
08/20/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name

Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date

Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID / Product ID

Grant	Expiry	Options	Grant				Options	Shares
Date	Date	Granted	Price				Outstanding	Exercisable
				Exercise	Options	Exercise
				Date — Type	Exercised	Price
									Vesting	Shares
									Date	Vested
											Cancel	Shares
											Date — Type	Cancelled
MORTON, THOMAS O.
554728515 / 400165 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /
RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0635300000170 / 2003RS-75
11/16/2006		1,250	$0.00				0	0
											11/15/2007 — F	38
RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0727800000002 / 2003RS-74
10/02/2007		5,000	$0.00				3,750	0
									10/31/2009	1,250
									10/31/2010	1,250
									10/31/2011	1,250
RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0732300000010 / 2003RS-75
11/15/2007		5,000	$0.00				0	0
Fidelity Stock Plan Services LLC

Optionee Detail Report
08/20/2009
MINDSPEED (MSPD)
All Participants Alphabetically (Active & Inactive)
Participant Name

Participant ID # / Employee ID # / Employee Status / Location Code / Locale / Division / Section 16B / Insider / Term Code / Term Date

Product Type / Grant Type / Plan ID / Plan Name / Client Grant ID / Product ID

Grant	Expiry	Options	Grant				Options	Shares
Date	Date	Granted	Price				Outstanding	Exercisable
				Exercise	Options	Exercise
				Date — Type	Exercised	Price
									Vesting	Shares
									Date	Vested
											Cancel	Shares
											Date — Type	Cancelled
MORTON, THOMAS O.
554728515 / 400165 / Active / 645 / Domestic / / Section 16: Yes / Insider: Yes / /
RA / RSA / MSPRS / MINDSPEED RESTRICTED STK / 0807700000305 / 2003RS-74
03/07/2008		6,000	$0.00				1,500	0
									10/31/2009	750
									01/31/2010	750
Fidelity Stock Plan Services LLC

Optionee Detail Report
08/20/2009
Grand Totals:

		Options	Shares
Client Id	Options Granted	Outstanding	Exercisable

MSPD	77,211	35,351	1,250
Fidelity Stock Plan Services LLC